EXHIBIT 10.6

                    Amendment and Consent Agreement No. 7 for
                               Lease Agreement and
                       Certain Other Operative Agreements


         THIS AMENDMENT AND CONSENT AGREEMENT NO. 7 (this "Amendment Agreement") is made and entered into as of the 14th of February, 2001, by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below)(the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

         WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

         WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

         WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

         WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

         WHEREAS, the Construction Agent and the Lessee have informed the Agent and the Owner Trustee that in order to prevent an Event of Default under the Lease Agreement, the Participation Agreement and other Operative Agreements, certain covenants, including but not limited to financial covenants, must be amended; and

         WHEREAS, the parties hereto desire further to amend the Lease Agreement and certain other Operative Agreements in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

         1. Definitions. The terms "Participation Agreement", "Lease" and "Lease Agreement" as used herein and in the Operative Documents (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Participation Agreement.

         2. Amendments to Participation Agreement. The Participation Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Appendix A to the Participation Agreement is amended by adding each of the following definitions, in the appropriate alphabetical order; each of the following definitions of any term replaces any previous definition of such term that may have appeared in the Participation Agreement or any other Operative Agreement.

                           "'Amendment No. 7' shall mean Amendment and Consent
                  Agreement No. 7 for Lease Agreement and certain other Operative Agreements dated as of February 14, 2001, among the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Holders and Lenders party thereto and the Guarantors party thereto."

                           "'BofA Borrowers' shall mean Aviation Sales
                  Distribution Services Company, a Delaware corporation, Aerocell Structures, Inc., an Arkansas corporation, AVS/M-2, Inc., a Delaware corporation, Whitehall Corporation, a Delaware corporation, Triad International Maintenance Corporation, a Delaware corporation, AVS/M-3, Inc., an Arizona corporation, Aircraft Interior Design, Inc., a Florida corporation, Aviation Sales Leasing Company, a Delaware corporation, Caribe Aviation, Inc., a Delaware corporation and Timco Engine Center, Inc., a Delaware corporation."

                           "'BofA Intercreditor Agreement' shall mean that
                  certain Intercreditor Agreement dated as of February 14, 2001, executed by the Agent, the Owner Trustee, the BofA Borrowers, the BofA Guarantors, Citicorp USA, Inc., in its capacity as Collateral Agent, and Bank of America, N.A., in its capacity as lender under the BofA Note."

                           "'BofA Guaranty' shall mean that certain Guaranty
                  dated as of February 14, 2001, executed by the BofA Guarantors in favor of Bank of America, N.A."

                           "'BofA Guarantors' shall mean Aviation Sales Company,
                  A Delaware corporation, Aviation Sales Property Management Corp., a Delaware corporation, Timco Engineered Systems, Inc., a Delaware corporation, Aviation Sales Finance Company, a Delaware corporation, Aviation Sales SPS I, Inc., a Delaware Corporation, AVSRE, L.P., a Delaware corporation, Hydroscience, Inc., a Texas corporation, Aero Hushkit Corporation, a Delaware corporation, Aviation Sales Maintenance, Repair & Overhaul Company, a Delaware corporation, and AVS/M-1, Inc., a Delaware corporation."

                           "'BofA Note' shall mean that certain Term Loan Note
                  dated as of February 14, 2001 in the principal amount of $10,000,000 executed by the BofA Borrowers and payable to Bank of America, N.A."

         3. Amendments to Lease Agreement. Subject to the conditions hereof, the Lease Agreement is hereby amended, effective as of the date hereof, as follows:

                           (a) Section 28.3.1 of the Lease is amended in its entirety, so that as amended it shall read as follows:

                                    "28.3.1 Indebtedness. Aviation Sales shall
                           not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                                    "(a)     the obligations under the Operative
                                             Agreements;

                                    "(b)     Indebtedness permitted by Section
                                             10.01 of the Existing Aviation
                                             Sales Credit Agreement; and

                                    "(c)     Indebtedness of not more than
                                             $10,000,000 evidenced by the BofA
                                             Note."

                           (b) Section 28.3.3 of the Lease is amended in its entirety, so that as amended it shall read as follows:

                                    "28.3.3 Liens. Without limiting the
                           generality of any other restriction of Liens on any Property, neither Aviation Sales nor any Subsidiary of Aviation Sales shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Assets (other than the Properties) except:

                                    "(a)     Liens created pursuant to the
                                             Operative Agreements;

                                    "(b)     Liens permitted under Section 10.03
                                             of the Existing Aviation Sales
                                             Credit Agreement; and

                                    "(c) Liens on assets of the BofA Borrowers and the BofA Guarantors (other than any TROL Collateral (as defined in the BofA Intercreditor Agreement)) which Liens secure the BofA Note."

                           (c) Section 28.3.5 of the Lease is amended in its entirety, so that as amended it shall read as follows:

                                    "28.3.5.Accommodation Obligations. Neither
                           Aviation Sales nor any Subsidiary of Aviation Sales shall directly or indirectly create or become or be liable with respect to any Accommodation Obligation, except:

                                    "(a)     Accommodation Obligations arising
                                             under the Operative Agreements; and

                                    "(b)     Accommodation Obligations permitted
                                             under Section 10.05 of the Existing
                                             Aviation Sales Credit Agreement;
                                             and

                                    "(c)     Accommodation Obligations arising
                                             under the BofA Note or the BofA
                                             Guaranty.

                           "Neither Aviation Sales nor any Subsidiary of Aviation Sales shall incur any Accommodation Obligation with respect to Indebtedness of any Subsidiary of Leasing."

                           (d) Section 28.3.14 of the Lease is amended in its entirety, so that as amended it shall read as follows:

                                    "28.3.14Organizational Documents. Neither
                           Aviation Sales nor any Subsidiary of Aviation Sales shall, nor shall Aviation Sales or any Subsidiary of Aviation Sales permit any of its Subsidiaries to, amend, modify or otherwise change any of the terms or provisions in any of (a) its Organizational Documents as in effect on the Effective Date, except amendments
                           (i) to effect a change of name of such Person, written notice of which change of name such Person shall have provided the Agent within sixty (60) days prior to the effective date of any such name change or (ii) otherwise consented to by the Agent in writing, (b) the agreements and instruments evidencing loans and advances comprising intercompany loans without the prior written consent of the Agent,
                           (c) the Operative Agreements, the Citicorp Loan Documents or agreements and instruments executed in connection with the Senior Subordinated Notes or (d) the BofA Note or the BofA Guaranty, or any documents (including but not limited to that certain Second Collateral Documents Amendment, dated as of the date hereof, by and among Citicorp, the Citicorp Borrowers and the BofA Borrowers (the "Second Collateral Documents Amendment")) related thereto, without the prior written consent of the Agent."

                           (e) Section 28.3.4 of the Lease is amended in its entirety, so that as amended it shall read as follows:

                           "28.4 Financial Covenants. Aviation Sales covenants
                  and agrees that, until the obligations of the Lessee, the Construction Agent and the Guarantors have been paid and satisfied in full and the Operative Agreements have been terminated in accordance with the terms thereof:

                                    "28.4.1 Minimum Consolidated EBITDA.
                           Aviation Sales shall maintain Consolidated EBITDA, determined as of the last day of each Fiscal Quarter set forth below for the period then ending described below, of at least the amount set forth below opposite such date of determination:

                                                            Minimum Consolidated
                                                            --------------------
"Determination Date     Applicable Period                          EBITDA
 ------------------     -----------------                   --------------------

March 31, 2001          January 1, 2001-- March 31, 2001         $4,052,000
June 30, 2001           January 1, 2001-- June 30, 2001         $12,020,000
September 30, 2001      January 1, 2001-- September 30, 2001    $20,605,000
December 31, 2001       January 1, 2001-- December 31, 2001     $27,856,000
March 31, 2001          April 1, 2001-- March 31, 2002          $27,856,000
June 30, 2002           July 1, 2001-- June 30, 2002            $27,856,000"


                                    "28.4.2 Capital Expenditures. Aviation Sales
                           and its Subsidiaries shall not make Capital
                           Expenditures in the aggregate during any period set forth below in excess of the amount set forth below opposite such period (in each instance, the "Maximum Amount"):

"Determination Date    Applicable Period                         Maximum Amount
 ------------------    -----------------                         --------------
March 31, 2001         Fiscal Quarter then ending                  $1,799,000
June 30, 2001          Two Fiscal Quarter Period then ending       $2,991,000
September 30, 2001     Three Fiscal Quarter Period then ending     $4,183,000
December 31, 2001      Four-Quarter Period then ending             $5,375,000
March 31, 2002         Four-Quarter Period then ending             $5,375,000
June 30, 2002          Four-Quarter Period then ending             $5,375,000"


                           "provided, however, to the extent Aviation Sales and its Subsidiaries have not made Capital Expenditures in the amount permitted above for any given period set forth above, Capital Expenditures in an amount equal to 100% of the Maximum Amount of such Capital Expenditures permitted but not made in such period may be made in the immediately next succeeding period in addition to any amounts permitted above for such succeeding period; provided that to the extent amounts carried forward from one period to the next succeeding period are not expended in such period, such surplus may not be carried forward to any other succeeding period."

                                    "28.4.3  Consolidated Fixed Charge Ratio.
                           Aviation Sales shall maintain a Consolidated Fixed Charge Ratio for Aviation Sales and its Subsidiaries, as determined as of the last day of each Fiscal Quarter set forth below for the period then ending described below, of at least the level set forth below opposite such determination date:

"Determination Date     Applicable Period                          Minimum Ratio
 ------------------     -----------------                          -------------
 March 31, 2001         Fiscal Quarter then ending                 0.29 to 1.00
 June 30, 2001          Two Fiscal Quarter Period then ending      0.89 to 1.00
 September 30, 2001     Three Fiscal Quarter Period then ending    0.84 to 1.00
 December 31, 2001      Four-Quarter Period then ending            1.02 to 1.00
 March 31, 2002         Four-Quarter Period then ending            1.02 to 1.00
 June 30, 2002          Four-Quarter Period then ending            1.02 to 1.00"

                                    "28.4.4  Intentionally Deleted."

                                    "28.4.5  Minimum Tangible Net Worth.
                           Aviation Sales shall maintain a Tangible Net Worth of Aviation Sales and its Subsidiaries, of at least the amount set forth below for the Fiscal Quarter ending during the period set forth below opposite such amount.

                             "Fiscal Quarter Ending   Minimum Tangible Net Worth
                              ---------------------   --------------------------
                             March 31, 2001                   $8,208,000
                             June 30, 2001                    $7,800,000
                             September 30, 2001               $8,544,000
                             December 31, 2001                $8,906,000
                             March 31, 2002                   $8,906,000
                             June 30, 2002                    $8,906,000"

                                    "28.4.6  Intentionally Deleted."

                                    "28.4.7  Intentionally Deleted."

         4. Agreement and Confirmation by Guarantors. Each of the undersigned Guarantors has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendments to the Lease Agreement, the Participation Agreement and other Operative

Agreements contained herein and (ii) confirming its guarantee of payment of all Borrower's Liabilities (as defined in the Series A Guaranty Agreement) and all Lessee's Liabilities (as defined in the Lessee Guaranty Agreement).

         5. Representations, Warranties and Covenants. The Lessee and the Construction Agent hereby represent, warrant and covenant that:

                  (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 (other than in Section 7.3(f)(i)) of the Participation Agreement are true on and as of the date hereof; and the representations in warranties set forth in Section 7.3(f)(i) of the Participation Agreement are true on and as of the date set forth in such Section);

                  (b) (i) The audited consolidated financial statements of each of the Construction Agent and the Lessee as at December 31, 1999, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and
         (ii) the unaudited consolidated financial statements as at September 30, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP (subject to normal year-end adjustments) and fairly present the financial condition of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal quarter then ended. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales has, as of the date hereof, any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

                  (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

                  (d) No event has occurred and no condition exists which, after giving effect to this Amendment Agreement, constitutes a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both, except as waived in accordance with Section 6 hereof. Since September 30, 2000, there has occurred no event with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                  (e) There is no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

                  (f) The Lessee shall pay to the Agent, no later than October 15, 2001, a restructuring fee in an amount equal to the product of (i) one-half of one percent (0.5%) multiplied by (ii) the outstanding Property Cost as of the date of such payment.

         This Amendment Agreement shall be deemed to be an Operating Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

         6.       Waiver and Consent. As of the date hereof:

                  (a) Subject to the Agent's receipt of the amendment referenced in Section 7(viii) below, the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the amendment of the Existing Aviation Sales Credit Agreement on the terms and conditions referenced on or attached hereto as Exhibit A and made a part hereof;

                  (b) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive all rights and remedies under the terms of the Lease Agreement arising due to the occurrence of the Events of Default identified on Exhibit B attached hereto and made a part hereof; and

                  (c) The Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the incurrence by the BofA Borrowers of the indebtedness evidenced by the BofA Note, a copy of which is attached hereto as Exhibit C and made a part hereof, and the obligations arising under the BofA Guaranty, a copy of which is attached hereto as Exhibit D and made a part hereof.

         The waivers contained in this Section 6 are granted only for the specific instances specified in Schedule B hereto and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare a Lease Event of Default or any other Event of Default or otherwise enforce the terms of any Operative Agreement. Such waivers are not intended to be nor shall they be construed to be a general waiver or alteration of any of the terms or conditions of any Operative Agreement.

         7. Conditions Precedent. The effectiveness of this Amendment Agreement, and any amendment, waiver or consent contained herein, shall be subject to fulfillment of the following conditions precedent:

                  (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

                           (i) a fully-executed original of this Amendment Agreement;

                           (ii) an opinion of outside counsel to the Lessee and the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders and Holders, including without limitation (A) an opinion of such counsel with respect to noncontravention of the Citicorp Loan Documents and agreements under which the Senior Subordinated Notes have been issued, by this Amendment Agreement, and the instruments and documents executed by the Lessee, Construction Agent and Guarantors in connection herewith, and (b) an opinion to the effect that the execution, delivery and performance of this Amendment Agreement, the BofA Note or the BofA Guaranty, will not affect the priority of any Lien in favor of the Owner Trustee or the Agent (on behalf of itself, any Lender or any Holder) that exists under the Operative Agreements (which opinion may be included in the opinion referred to in clause (ii) above);

                           (iii) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if they have been changed, such certificate of incorporation or by-laws certified as of a recent date by the Secretary of State of the State of its incorporation), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is a party; and

                           (iv)     an executed BofA Intercreditor Agreement;

                           (v) an executed amendment and restatement of the Existing Aviation Sales Credit Agreement, including the consent of Citicorp to this Amendment Agreement and Amendment No. 5 (as in effect prior to the effective date of this Amendment Agreement) in form and substance satisfactory to the Agent, Lenders and Holders;

                           (vi) down-dating endorsements of the title policies issued to the Owner Trustee and the Agent, with respect to the Miramar Property, such endorsements reflecting the transaction documents, as amended hereby, and showing no additional exceptions to coverage, except as approved by the Agent (in its sole discretion);

                           (vii) an executed copy of the BofA Note, the BofA Guaranty, and the Second Collateral Documents Amendment;

                           (viii) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

                  (b) The correctness in all material respects on the date hereof of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

                  (c) After giving effect to the waivers in Section 6 of this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing on the date hereof;

                  (d) No material adverse change shall have occurred (as certified to the Agent, the Lenders and the Holders by the respective chief financial officers) in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since September 30, 2000;

                  (e) Since September 30, 2000, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, including without limitation, any agreement relating to the Existing Aviation Sales Credit Agreement or the Senior Subordinated Notes (as defined in the Existing Aviation Sales Credit Agreement), shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

                  (f) Lenders and Holders shall have reviewed all litigation pending or threatened against Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales and determined to their satisfaction that no Material Adverse Effect will, or is reasonably likely to, result from the existence thereof; and

                  (g) None of the members of Aviation Sales' Board of Directors as of September 30, 2000, shall have ceased acting as members of such Board of Directors.

         8.       Release.

                  (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the

         Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment Agreement, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Amendment Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim.

                  (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this
         Section 8. Aviation Sales and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

                  (c) The acceptance and delivery of this Amendment Agreement by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 8.

                  (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 8; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment Agreement; and
         (iii) such party is fully aware of the effect of releases such as that contained in this Section 8.

         9. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         10. Notice. Effective immediately, the notice address for the Agent, the Lessee and the Guarantors, for the purposes of the Operative Agreements, is as set forth below:

                  (a) If to the Agent or to Bank of America, N.A., as Lender or Holder:

                           Bank of America, N.A.
                           FL-007-17-01
                           100 North Tampa Street, Suite 1700
                           Tampa, Florida 33602-5145
                           Attn: Oscar A. Bruni, Jr.
                           Telecopier No.: (813) 276-7669

                  With all notices of request for Loans, Holder Fundings, or conversion, continuation or prepayment of any Loan or Holder Funding, be sent to:

                           Bank of America, N.A.
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           Charlotte, North Carolina
                           Attention: Kenneth Deffendall
                           Telephone No.: (704) 388-6482
                           Telecopier No.: (704) 386-9923

                  (b)      If to the Lessee or the Guarantors:

                           3601 Flamingo Road
                           Miramar, Florida  33027
                           Attn: Chief Financial Officer
                           Telecopier No.: (954) 538-6610

                           With a copy to:

                           Akerman, Senterfitt & Eidson, P.A.
                           One Southeast Third Avenue
                           28th Floor
                           Miami, Florida 33131-1704
                           Attn:  Philip B. Schwartz
                           Telecopier No.: (305) 374-5095

                  Provided, however, that the failure to deliver such copy to Akerman, Senterfitt & Eidson, P.A. shall not affect the validity of any notice otherwise delivered to Lessee or the respective Guarantor at its address set forth herein.

         11. Full Force and Effect of Operative Agreements. Except as hereby specifically amended, modified or supplemented, the Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         12. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       AVIATION SALES COMPANY,
                                       as Construction Agent

                                       By: /s/ MICHAEL C. BRANT
                                          --------------------------------------
                                       Name: Michael C. Brant
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------

                                       AVIATION SALES COMPANY,
                                       as Lessee

                                       By: /s/ MICHAEL C. BRANT
                                          --------------------------------------
                                       Name: Michael C. Brant
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------


                                       FIRST SECURITY BANK, NATIONAL
                                         ASSOCIATION
                                       not individually, except as expressly
                                       stated under the Operative Agreements,
                                       but solely as Owner Trustee under the
                                       Aviation Sales Trust 1998-1

                                       By: /s/ BRETT R. KING
                                          --------------------------------------
                                       Name:  Brett R. King
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       BANK OF AMERICA, N.A., as a Holder and as a Lender

                                       By: /s/ OSCAR A. BRUNI, JR.
                                          --------------------------------------
                                       Name: Oscar A. Bruni, Jr.
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By: /s/ OSCAR A. BRUNI, JR.
                                          --------------------------------------
                                       Name: Oscar A. Bruni, Jr.
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                              SIGNATURE PAGE 1 OF 3

                              JOINDER BY GUARANTORS

The undersigned Guarantors hereby join in and consent to this Amendment
Agreement.

                                       AVIATION SALES COMPANY
                                       AVS/M-1, INC. (formerly AVIATION SALES
                                          MANUFACTURING COMPANY)
                                       AVIATION SALES PROPERTY
                                          MANAGEMENT  CORP.
                                       AVIATION SALES FINANCE COMPANY
                                       TIMCO ENGINE CENTER, INC.
                                       AVS/M-2, INC (formerly AVS/KRATZ-WILDE
                                       MACHINE COMPANY
                                       AVS/M-3, INC. (formerly APEX
                                          MANUFACTURING,  INC.)
                                       AEROCELL STRUCTURES, INC.
                                       AVIATION SALES DISTRIBUTION
                                          SERVICES COMPANY
                                       AVIATION SALES BEARINGS COMPANY
                                       AVIATION SALES LEASING COMPANY
                                       WHITEHALL CORPORATION
                                       TRIAD INTERNATIONAL MAINTENANCE
                                          CORPORATION (successor in
                                          interest to Aero Corporation and
                                          Aero Corp Macon, Inc.)
                                       AVIATION SALES MAINTENANCE, REPAIR &
                                          OVERHAUL COMPANY
                                       CARIBE AVIATION, INC.
                                       AIRCRAFT INTERIOR DESIGN, INC.
                                       AERO HUSHKIT CORPORATION
                                       HYDROSCIENCE, INC.
                                       TIMCO ENGINEERED SYSTEMS, INC.


                                       By: /s/ MICHAEL C. BRANT
                                          --------------------------------------
                                       Name: Michael C. Brant
                                            ------------------------------------
                                       Title: Vice President of each of the
                                              foregoing Guarantors
                                             -----------------------------------

                                       AVSRE, L.P.
                                       By: Aviation Sales Property Management
                                           Corp., its general partner

                                       By: /s/ MICHAEL C. BRANT
                                          --------------------------------------
                                       Name: Michael C. Brant
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                              SIGNATURE PAGE 2 OF 3

                                       AVIATION SALES SPS I, INC.

                                       By: /s/ MICHAEL C. BRANT
                                          --------------------------------------
                                       Name: Michael C. Brant
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                              SIGNATURE PAGE 3 OF 3